Exhibit 10.10

[Sprague Resources GP LLC letterhead]

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Dear [                    ],

In recognition of your performance and contributions to Sprague Resources, LP (the “Partnership”) to date while serving in the role of [            ], the general partner of the Partnership, Sprague Resources GP LLC (the “General Partner”), is pleased to grant you, as of the date hereof, an award of [            ] unrestricted common units of the Partnership (the “Award”) pursuant to the Sprague Resources LP 2013 Long-Term Incentive Plan (the “Plan”).

The Award is fully vested upon grant and is subject only to the terms and conditions generally applicable under the Plan, any rules and regulations adopted by the Board of Directors of the General Partner, and this letter. Additionally, the terms of the Partnership’s insider trading policy is incorporated herein by reference.

In lieu of receiving documents in paper format, by accepting this Award you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Partnership may be required to deliver (including, without limitation, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by the Partnership. Electronic delivery may be via a Partnership electronic mail system or by reference to a location on a Partnership intranet to which you have access. You hereby consent to any and all procedures the Partnership has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Partnership may be required to deliver, and agree that your electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

Unless other arrangements have been made by you that are acceptable to the General Partner, the General Partner shall automatically withhold a number of common units otherwise deliverable to you upon the grant of the Award sufficient to satisfy in full the applicable tax withholding requirements of the General Partner with respect to the grant of the Award (also known as “netting”).

This grant is intended to fulfill the Plan’s purpose of providing equity ownership opportunities to employees, consultants and directors, such as yourself, thereby increasing your personal stake in the continued success and growth of the Partnership and encouraging you to continue providing services to the Partnership.

Sincerely,

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Sprague Resources GP LLC